Exhibit 10.59

EXECUTION VERSION

STOCKHOLDERS AGREEMENT

AMONG

BLOOMIN’ BRANDS, INC.

AND

CERTAIN STOCKHOLDERS OF BLOOMIN’ BRANDS, INC.

DATED AS OF AUGUST 7, 2012

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STOCKHOLDERS AGREEMENT
This Stockholders Agreement (the “Agreement”) is made as of August 7, 2012 by and among:
(i)    Bloomin’ Brands, Inc., a Delaware corporation (the “Company”);
(ii)    each of Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC and BCIP Associates - G (collectively, the “Bain Funds”);
(iii)    Catterton Partners VI - Kangaroo, L.P. and Catterton Partners VI - Kangaroo Coinvest, L.P. (collectively, the “Catterton Funds”); and
(iv)    The Chris T. Sullivan Foundation, the Ashley Sullivan Irrevocable Trust, Ashley Sullivan, the Alexander Sullivan Irrevocable Trust, Alexander Sullivan, CTS Equities Limited Partnership (together with the foregoing, collectively, the “Sullivan Entities”) and RDB Equities Limited Partnership (collectively, the “Founders”).

RECITALS
1.     On or about the date hereof, the Company is consummating an Initial Public Offering.
2.     The Company, the Bain Funds, the Catterton Funds, the Founders and certain other parties previously entered into a Stockholders Agreement dated June 14, 2007, the terms of which terminate in connection with an Initial Public Offering.
3.     The parties believe that it is in the best interests of the Company, the Founders and the Sponsors to set forth their agreements on certain matters.
AGREEMENT
Therefore, the parties hereto hereby agree as follows:
1.         EFFECTIVENESS; DEFINITIONS.
1.1.     Closing. This Agreement shall become effective upon the closing of the Initial Public Offering (referred to herein as the “Closing”).
1.2.     Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 5 hereof.

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2.	GOVERNANCE.
2.1.     Board of Directors.
(a)      Concurrently with the effectiveness of this Agreement, the Company, the Sponsors and the Founders shall take all Necessary Action to cause the board of directors of the Company (the “Board of Directors”) to be comprised of eight (8) directors, (i) three (3) of whom shall be designated by the Bain Funds (each such director, a “Bain Director”), (ii) one (1) of whom shall be designated by the Catterton Funds (the “Catterton Director” and together with the Bain Directors, the “Sponsor Directors”), (iii) two (2) of whom shall be shall be designated by the Founders (each such director, a “Founder Director”), provided that one (1) Founder Director shall be Chris T. Sullivan and the other Founder Director shall be Robert D. Basham, (iv) one (1) of whom shall be the Chief Executive Officer (or equivalent) of the Company (the “Company Director”) and (v) one (1) of whom shall be an independent director who meets the independence criteria set forth in Rule 10A-3 of the Exchange Act (the “Unaffiliated Director”). Within ninety (90) days of the effectiveness of this Agreement, the Company, the Sponsors and the Founders shall take all Necessary Action to cause the Board of Directors to increase in size by one (1) director to nine (9) directors and to fill such vacancy with one (1) additional Unaffiliated Director (the “90-Day Unaffiliated Director”) who shall be appointed by a majority of the Board of Directors, which majority must include at least one Bain Director. Each of the foregoing directors shall be divided into three classes of directors, each of whose members shall serve for staggered three-year terms as follows:
the class I directors shall include one (1) Bain Director, one (1) Founder Director and the Company Director, and their term will expire at the annual meeting of stockholders to be held in 2013;
the class II directors shall include one (1) Bain Director, one (1) Founder Director and the 90-Day Unaffiliated Director, and their term will expire at the annual meeting of stockholders to be held in 2014; and
the class III directors shall be one (1) Bain Director, the Unaffiliated Director and the Catterton Director, and their term will expire at the annual meeting of stockholders to be held in 2015.
For the avoidance of doubt, this Section 2.1(a) is applicable solely to the initial composition of the Board of Directors and shall have no further force or effect after the 90-Day Unaffiliated Director is appointed to the Board of Directors.
(b)     For so long as the Sponsors or the Bain Funds Beneficially Own (directly or indirectly) Common Stock representing at least fifteen (15) percent of the then outstanding shares of Common Stock, there shall be included in the slate of nominees recommended by the Board of Directors for election as directors at each applicable annual or special meeting of shareholders at which directors are to be elected that number

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of individuals designated by the Bain Funds and the Catterton Funds, respectively, that, if elected, will result in two (2) Bain Directors and one (1) Catterton Director, each serving in a separate class of directors on the Board of Directors; provided, however, that, if at the time such slate of nominees is recommended by the Board of Directors, the Catterton Funds own less than one (1) percent of the then outstanding shares of Common Stock, such slate shall include that number of individuals designated by the Bain Funds that if elected will result in three (3) Bain Directors, each serving in a separate class of directors on the Board of Directors and no Catterton Director shall be required to be included. For so long as the Sponsors or the Bain Funds Beneficially Own (directly or indirectly) Common Stock representing less than fifteen (15) percent, but at least three (3) percent, of the then outstanding shares of Common Stock, there shall be included in the slate of nominees recommended by the Board of Directors for election as directors at each applicable annual or special meeting of shareholders at which directors are to be elected that number of individuals designated by the Bain Funds that, if elected, will result in two (2) Bain Directors, each serving in a separate class of directors on the Board of Directors; provided, however, that, if at the time such slate of nominees is recommended by the Board of Directors, the Catterton Funds own a greater percentage of the then outstanding shares of Common Stock than the Bain Funds, such slate shall include that number of individuals designated by the Bain Funds and the Catterton Funds, respectively, that, if elected, will result in one (1) Bain Director and one (1) Catterton Director, each serving in a separate class of directors on the Board of Directors. The Company shall not be required to include any Sponsor Directors in the slate of nominees recommended by the Board of Directors for election as directors at each applicable annual or special meeting of shareholders at which directors are to be elected once the Sponsors Beneficially Own (directly or indirectly) Common Stock representing less than three (3) percent of the then outstanding shares of Common Stock.
(c)     In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any Bain Director or Catterton Director, the Company hereby agrees to take all Necessary Action to cause the vacancy created thereby to be filled as soon as practicable by a Bain Director or Catterton Director, as the case may be.
(d)     For so long as the Sponsors or the Bain Funds Beneficially Own (directly or indirectly) Common Stock representing at least forty (40) percent of the then outstanding shares of Common Stock, the Board of Directors shall not, and the Company will take all Necessary Action to ensure that the Board of Directors shall not, exceed nine (9) directors; provided, however, that at any time during such period, upon written request of the Bain Directors, the Board of Directors shall, and the Company will take all Necessary Action to ensure the that the Board of Directors shall, as soon as practicable after receiving such written instruction from the Bain Directors: (i) increase the size of the Board of Directors to such number of directors as specified by the Bain Directors, not to exceed the maximum number of directors permitted by the Company’s then effective certificate of incorporation (such maximum number of directors not to be less than thirteen (13)), and (ii) appoint such directors to fill the vacancies created thereby as are

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specified by the Bain Directors. Any director so appointed (each, a “Bain Supplemental Director”) shall be assigned to the class of directors to be elected at the annual meeting that is latest to occur of the then existing classes of directors. For so long as the Sponsors or the Bain Funds Beneficially Own (directly or indirectly) Common Stock representing at least forty (40) percent of the then outstanding shares of Common Stock, there shall be included in the slate of nominees recommended by the Board of Directors for election as directors at each applicable annual or special meeting of shareholders at which directors of the class of directors including any Bain Supplemental Director are to be elected that number of individuals designated by the Bain Funds that if elected will result in no change to the number of Bain Supplemental Directors serving on the Board of Directors. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any Bain Supplemental Director, the Company hereby agrees to take all Necessary Actions to cause the vacancy created thereby to be filled as soon as practicable by a Bain Director (such replacement director to be, following his or her appointment, a Bain Supplemental Director for purposes of this Section 2.1(d)) or to reduce the size of the Board of Directors accordingly, if so directed by the Bain Directors.
(e)     The Company shall establish and maintain an audit committee, a compensation committee and a nominating and governance committee of the Board of Directors, as well as such other board committees as the Board of Directors deems appropriate from time to time or as may be required by applicable law, the rules of any stock exchange on which the Common Stock of the Company is listed or the FINRA rules. The committees shall have such duties and responsibilities as are customary for such committees, subject to the provisions of this Agreement. Any committee or subcommittee of the Board of Directors shall include a director nominated by the Bain Funds (but only if the Sponsors or the Bain Funds Beneficially Own (directly or indirectly) Common Stock representing at least thirty-five (35) percent of the then outstanding shares of Common Stock). Notwithstanding the foregoing, an audit committee of the Board of Directors shall not include any directors nominated by the Sponsors pursuant to this Agreement.
(f)     The Company shall reimburse the members of the Board of Directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and any committees thereof, including without limitation travel, lodging and meal expenses.
(g)     The Company shall obtain customary director and officer liability insurance on commercially reasonable terms.

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2.2.     Termination of Governance Provisions. The provisions of this Section 2 shall terminate upon the written consent of the Bain Funds and, for so long as they are entitled to a Sponsor Director pursuant to Section 2.1 hereof, the Catterton Funds.
3.     REMEDIES.
3.1.     Generally. The Company and each party hereto shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any party hereto. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.
4.     AMENDMENT, TERMINATION, ETC.
4.1.     Written Modifications. This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by an agreement in writing signed by the Bain Funds; provided, however, that the consent of the Catterton Funds shall be required for any amendment, modification, extension or waiver which has an adverse effect on their rights under this Agreement. Each such amendment, modification, extension and waiver shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party or holder.
4.2.     Effect of Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.
5.     DEFINITIONS. For purposes of this Agreement:
5.1.     Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 5:
(a)         The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement;
(b)     Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined;
(c)     The masculine, feminine and neuter genders shall each include the other; and
(d)     References to Sections, unless otherwise specified, shall refer to Sections of this Agreement.
5.2.     Definitions. The following terms shall have the following meanings:

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“90-Day Unaffiliated Director” has the meaning set forth in Section 2.1.
“Agreement” has the meaning set forth in the Preamble.
“Bain Funds” has the meaning set forth in the Preamble.
“Bain Director” has the meaning set forth in Section 2.1.
“Bain Supplemental Director” has the meaning set forth in Section 2.1.
“Beneficial Ownership” means beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision. The term “Beneficially Own” shall have a correlative meaning.
“Board of Directors” has the meaning set forth in Section 2.1.
“Catterton Director” has the meaning set forth in Section 2.1.
“Catterton Funds” has the meaning set forth in the Preamble.
“Closing” has the meaning set forth in Section 1.1.
“Common Stock” means the common stock, par value $.01 per share, of the Company.
“Company” has the meaning set forth in the Preamble.
“Company Director” has the meaning set forth in Section 2.1.
“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.
“Founder Director” has the meaning set forth in Section 2.1.
“Founders” has the meaning set forth in the Preamble.
“Initial Public Offering” means the initial underwritten public offering registered on Form S‑1 (or any successor form under the Securities Act), after which the Common Stock is listed on a national securities exchange.
“Necessary Action” means, with respect to a specified result, all actions permitted by law necessary to cause such result, including (i) causing members of the Board of Directors (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action, and subject to any fiduciary duties that such members may have as directors of the Company) to act in a certain manner or causing them to be removed in the event they do not act in such a manner and to adopt resolutions consistent with the foregoing, (ii) executing agreements and instruments, and (iii) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are

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required to achieve such result; provided, however, that taking Necessary Action shall not require the Person obligated to undertake the Necessary Action to vote or provide a written consent or proxy with respect to the Common Stock.
“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Securities Act” means the Securities Act of 1933, as in effect from time to time.
“Sponsor Director” has the meaning set forth in Section 2.1.
“Sponsors” means the Bain Funds and the Catterton Funds, collectively.
“Sullivan Entities” has the meaning set forth in the Preamble.
“Unaffiliated Director” has the meaning set forth in Section 2.1.
6.     MISCELLANEOUS.
6.1.     Authority; Effect. Each party hereto represents and warrants to, and agrees with each other party that, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.
6.2.     Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided to the address (or facsimile number) listed below.
If to the Company, to:
Bloomin’ Brands, Inc.
2202 North West Shore Boulevard
Suite 500
Tampa, FL 33607
Facsimile: (813) 387-8176
Attention: Joseph J. Kadow

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with a copy to:
Baker & Hostetler LLP
PNC Center
1900 East 9th Street
Cleveland, Ohio 44114
Facsimile: (216) 696-0740
Attention: John M. Gherlein
Janet A. Spreen

If to the Bain Funds, to:
c/o Bain Capital Partners, LLC
John Hancock Tower
200 Clarendon Street
Boston, MA 02116
Facsimile: (617) 516-2010
Attention: Andrew Balson
Philip Loughlin

with a copy to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Facsimile: (617) 951-7050
Attention: Julie H. Jones
Thomas Holden

If to the Catterton Funds, to:
Catterton Partners
599 West Putnam Avenue
Greenwich, CT 06830
Facsimile: (203) 629-4903
Attention: J. Michael Chu

with a copy to:
Catterton Partners
599 West Putnam Avenue
Greenwich, CT 06830
Facsimile: [ ]
Attention: Dave McPherson

If to a Founder, to him at the address set forth in the stock record book of the Company;

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with a copy to:
Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022
Facsimile: (212) 446-6460
Attention: Michael A. Brosse

Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.
6.3.     Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.
6.4.     Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.
6.5.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.
6.6.     Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, to the end that the transactions and relationships contemplated hereby are fulfilled to the fullest possible extent.
7.    GOVERNING LAW.
7.1.     Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
7.2.     Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any

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claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees neither to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement, or relating to the subject matter hereof or thereof, other than before one of the above-named courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts, whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2 hereof is reasonably calculated to give actual notice.
7.3.    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 7.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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7.4.     Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	BLOOMIN' BRANDS, INC.

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President

[Bloomin’ Brands – Stockholders’ Agreement]
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THE BAIN FUNDS:	BAIN CAPITAL (OSI) IX COINVESTMENT, L.P.

By: Bain Capital Partners IX, L.P.,
Its general partner

By: Bain Capital Investors, LLC,
Its general partner

	By:	/s/ Andrew Balson
Name: Andrew Balson
Title: Managing Director

BAIN CAPITAL (OSI) IX, L.P.

By: Bain Capital Partners IX, L.P.,
Its general partner

By: Bain Capital Investors, LLC,
Its general partner

	By:	/s/ Andrew Balson
Name: Andrew Balson
Title: Managing Director

BCIP TCV, LLC

By: Bain Capital Investors, LLC,
Its administrative member

	By:	/s/ Andrew Balson
Name: Andrew Balson
Title: Managing Director

[Bloomin’ Brands – Stockholders’ Agreement]
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BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC

By: Bain Capital Investors, LLC,
Its administrative member

By:	/s/ Andrew Balson
Name: Andrew Balson
Title: Managing Director

BCIP ASSOCIATES-G

By: Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name: Andrew Balson
Title Managing Director

[Bloomin’ Brands – Stockholders’ Agreement]
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THE CATTERTON FUNDS:	CATTERTON PARTNERS VI – KANGAROO,
L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ Scott A. Dahnke
Name:
Title:

CATTERTON PARTNERS VI – KANGAROO
COINVEST, L.P.

	By:	Catterton Managing Partner VI, LLC
General Partner

	By:	CP6 Management, LLC
Managing Member of General Partner

	By:	/s/ Scott A. Dahnke
Name:
Title:

[Bloomin’ Brands – Stockholders’ Agreement]
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THE FOUNDERS:

/s/ Robert Basham
Robert Basham

RDB EQUITIES LIMITED PARTNERSHIP

	By:	RDB EQUITIES, LLC,
its General Partner

		By	/s/ Robert Basham
Robert D. Basham
Manager

[Bloomin’ Brands – Stockholders’ Agreement]
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/s/ Chris Sullivan
Chris Sullivan

CTS EQUITIES LIMITED PARTNERSHIP

By:		CTS EQUITIES, LLC,
its General Partner

	By	/s/ Chris Sullivan
Chris T. Sullivan
Manager

CHRIS T. SULLIVAN FOUNDATION

By:		/s/ Chris T. Sullivan
Chris T. Sullivan
President

ASHLEY SULLIVAN IRREVOCABLE TRUST

By:		/s/ Ashely Sullivan
Trustee:

ALEXANDER SULLIVAN IRREVOCABLE TRUST

By:		/s/ Alexander Sullivan
Trustee:

/s/ Ashely Sullivan
ASHLEY SULLIVAN

/s/ Alexander Sullivan
ALEXANDER SULLIVAN

[Bloomin’ Brands – Stockholders’ Agreement]
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